EXHIBIT I-1

FORM OF OPINION OF COUNSEL FOR TCPR

  I-1

EXHIBIT I-2

FORM OF OPINION OF COUNSEL FOR TCCI

  I-1

EXHIBIT I-3

FORM OF OPINION OF COUNSEL FOR TFSUK

  I-1

EXHIBIT I-4

FORM OF OPINION OF COUNSEL FOR TMFNL

  I-1

EXHIBIT I-1

FORM OF OPINION OF COUNSEL FOR TKG AND TLG

  I-1